The CLS AdvisorOne Funds

                               Semiannual Report



                                October 31, 1997







                   Clarke Lanzen Skalla Investment Firm, Inc.

                              CLS AdvisorOne Funds


CLS AdvisorOne Funds
THE AMERIGO FUND
THE CLERMONT FUND
14747 California Street
Omaha, NE 68154-1979
800-635-3427
402-493-3313

INVESTMENT ADVISOR
Clarke Lanzen Skalla Investment Firm, Inc.

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinatti, OH 45202

TRANSFER AGENT & DIVIDEND DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-808-3829
614-760-2158 (in Central Ohio)

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C.  20030

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH  43215

                                    CONTENTS

                          A Message To Our Shareholders
                                        4

                                Economic Overview
                                        5

                                Fund Performance
                                        6

                   Profile: RANDY SKALLA ON MANAGER SELECTION
                                        8

                            Portfolio of Investments
                                       10

                      Statements of Assets and Liabilities
                                       12

                            Statements of Operations
                                       13

                       Statements of Changes in Net Assets
                                       14

                              Financial Highlights
                                       15

                          Notes to Financial Statements
                                       17

[LOGO] CLS AdvisorOne Funds


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[PICTURE] Timepiece


FUND OBJECTIVES

THE AMERIGO FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND LONG-TERM GROWTH OF CAPITAL WITHOUT REGARD TO CURRENT INCOME.

THE CLERMONT FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL AND A REASONABLE LEVEL OF CURRENT INCOME.

CLS AdvisorOne Funds is a multi-fund that monitors the vast universe of mutual funds and determines who are the best managers and which funds are currently earning the best returns for the amount of risk. Then, The CLS AdvisorOne Funds attempts to build a portfolio of some of the very best funds available, and puts it all together so you only have to make one choice. You no longer have to limit yourself to one or two mutual fund families. You can build a disciplined, diversified portfolio with one investment decision. CLS AdvisorOne Funds is a simple solution to a challenging investment world.

[LOGO] CLS AdvisorOne Funds


                                       3

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[PICTURE] Compass


DEAR FELLOW SHAREHOLDER:

Since this is our first report to the shareholders, it's my first opportunity to formally thank you for your confidence. We are enthusiastic about the potential for The CLS AdvisorOne mutual funds. The funds of funds concept, combined by our research, disciplined diversification, and flexibility all in one investment is the reason for our optimism.

There have been several noteworthy developments during the first three months of operations. We have been working diligently on our distribution channels for the funds. In the first three months, we have successfully negotiated with some nineteen Broker/Dealers and continue working with others to consummate an agreement. Our sales force is actively calling on each registered representative of these Broker/Dealers on a daily basis and will be attending their national sales conferences over the next several months with the purpose of educating them on our funds.

As you know, the funds of funds concept is relatively new. In order to help promote the concept to the public, we have joined the Funds of Funds Association and are working with them to make the pubic aware of the benefits of funds of funds. This includes meeting with research companies and the press to promote funds of funds.

We will continue to do everything we can to maintain and reward your trust. As overall manager, Clarke Lanzen Skalla Investment Firm, Inc. plays the role of overseeing The CLS AdvisorOne Funds, and we have the ultimate responsibility for the performance of the funds. Working hard to further reduce expenses is part of our focus, as is ensuring that the funds' managers are given every opportunity to succeed.

As part of our commitment to shareholders, we intend to publish detailed and informative reports. In this first report, we address performance, provide information on the portfolio and offer insight into the qualitative side of assessing the mutual funds within the portfolios. We also interview Randal D. Skalla, our Chief Investment Officer.

W. Patrick Clarke, President

                                       4


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ECONOMIC OVERVIEW
--------------------------
PHILIP MEAD, ANALYST

In the autumn of 1997, the U.S. economic situation looked quite good. Data for the third quarter showed the economy growing at a moderate pace. It marked the 27th consecutive quarter of economic growth as measured by the Gross Domestic Product. The GDP is on track to post a 3.5 percent gain for 1997. This growth pattern has been called "the goldilocks economy." As in growth that is not too hot, and not too cold, but just right.

This moderate economic growth has not translated into a calm and steady Wall Street. Fears that many U.S. companies would have their earnings hurt by a currency crisis in Asia provided an excuse for many investors to start selling. The selling momentum hit full stride on October 27, when the Dow Jones Industrial Average fell a record 554 points and trading was halted. Although the media were worrying about another crash, it was only a decline of a little more than seven percent; while the "Crash of `87" represented over a 22 percent fall in the Dow's value.

The underlying economic conditions are also very different now. When investors realized this, they came pouring back into the market the very next day. In a remarkable turnaround, October 28 would see record volume of 1.2 billion shares traded on the New York Stock Exchange, and the largest one-day point gain for the Dow of 337 points. Although a high level of volatility was experienced, a "Crash" did not occur. Much of the credit for this goes to small investors. They saw the sell-off as the much anticipated correction that it appears to have been. They did not panic and sell out, but instead, stayed invested, and in some cases, were actively buying.

In examining the underlying economic conditions that made the October `97 sell-off just a correction and not a crash, two key economic conditions come to the forefront. First and foremost is the domestic inflation rate. Inflation has been at levels not seen since the early 1960's. It will most likely end 1997 at around two percent. Low inflation levels translate into low interest rates. Low interest rates generally make for better investment opportunities in equities.

There are some inflationary pressures around. Most notable is the possibility of wage pressure. The labor market has been tight. Unemployment has been below 5 percent since mid-year. The Federal Reserve has expressed concern that employers may be forced to pay higher wages to attract workers, or that workers will demand higher wages. Either could force firms to increase their prices and thus, spark inflation.

The second key is the U.S. Dollar. Many Asian countries have been having currency problems and have devalued their currencies. This has resulted in an appreciating U.S. Dollar. It is at very strong levels against most major foreign currencies. The high level for the U.S. Dollar means that foreign goods are less expensive. As a result, U.S. firms cannot easily raise prices due to the vast array of cheap alternative goods available. This dynamic should act to keep prices in the U.S. down, thus keeping inflation at a low level. As long as inflation remains low, the Fed will be unlikely to raise interest rates and the economy should continue to grow at a steady, yet moderate rate.

                                       5


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PERFORMANCE

CLS AdvisorOne Funds strives to provide a disciplined, diversified portfolio that protects your account from risk while helping to enhance returns. With this goal in mind, the CLS AdvisorOne Funds - both The Amerigo and The Clermont Funds
- had successful relative performance during the first quarter.

THE AMERIGO FUND REVIEW The total return for The Amerigo Fund, since it's inception on July 14, 1997 through October 31, 1997 was .60%. This compares with a total return of -.40% for the S&P 500 Index and -6.1% for the Dow Jones Industrial Average. Within this time period, the fund had a total return as high as 6.9% and as low as -1.3%.


TOTAL RETURN COMPARISONS AMONG
THE CLS ADVISORONE FUNDS AND OTHER
INDEXES FROM 7/14/97 THROUGH 10/31/97

The following total returns were presented as a bar graph: The Amerigo Fund - 0.60%, The Clermont Fund - (0.20%), S&P 500 - (0.40), and Dow Jones Industrial Average - (6.10%).


SOME OF OUR FOREMOST POSITIONS
FOR THE AMERIGO FUND DURING THE
PERIOD FROM JULY 14, 1997 THROUGH
OCTOBER 31, 1997
                                   % increase
Neuberger Berman Genesis             +15.4%
Heartland Value & Income Plus        +14.0%
Baron Asset                           +6.9%

CLERMONT FUND REVIEW
The total return for The Clermont Fund since it's inception on July 14, 1997 through October 31, 1997 was -.20%. This compares with a return of -.40% for the S&P 500 Index and -6.1% for the Dow Jones Industrial Average (SEE ABOVE CHART). Within this time period, the fund had a return as high as 4.4% and as low as -1.4%.


SOME OF OUR FOREMOST POSITIONS
FOR THE CLERMONT FUND DURING THE
PERIOD FROM JULY 14, 1997 THROUGH
OCTOBER 31, 1997
                                   % increase
Berwyn Income                         +6.9%
Baron Growth & Income                 +6.2%
Fidelity High Yield                   +4.9%


                                       6


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Both funds' international positions underperformed during this time period as those markets suffered losses due to the overseas currency crises.

Please keep in mind that The Amerigo Fund and The Clermont Fund will not always compare favorably with the S&P 500 Index, a domestic, large company based index. If large U.S. stocks are outperforming other asset classes, the CLS AdvisorOne Funds will lag behind. The Amerigo Fund is diversified over many asset classes. The Clermont Fund is also diversified over many asset classes, including sizable weighting in fixed income securities. The funds are diversified to lessen the amount of risk they are taking. Both funds had significantly less risk than the S&P 500 over the past three and a half months. (THE AMERIGO FUND BETA = 0.704; THE CLERMONT FUND BETA = 0.536)*
                                                               October 27, 1997
AN EXAMPLE OF THE ADVISORONE FUND'S          The Amerigo Fund         -4.9%
RISK REDUCTION HAPPENED ON OCTOBER 27,       The Clermont Fund        -3.2%
1997 WHEN THE DOW JONES INDUSTRIAL           Dow                      -7.0%
AVERAGE DECLINED BY 554.


OUTLOOK

Both the Amerigo and the Clermont Funds are well positioned for future growth in the coming six months. The CLS AdvisorOne Funds have some of the best fund managers in the business working on your behalf. We feel that the Fund of Funds concept makes a great deal of sense because we can select some of the best fund managers in the business and put them together into one diversified fund. Many of these managers are not available to retail clients but we can access them through the Fund of Funds vehicle. The client gets instant diversification and access to some of the best managers in the business.


*BETA IS THE MEASURE THAT ANALYZES THE MARKET RISK OF AN INVESTMENT, SHOWING HOW RESPONSIVE A FUND IS TO A GIVEN MARKET INDEX (S&P 500 BETA=1.00). A FUND WITH A BETA GREATER THAN 1.00 TAKES MORE RISK THAN THE INDEX, WHILE A BETA OF LESS THAN
1.00 TAKES LESS RISK.

                                       7


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RANDY SKALLA ON MONEY MANAGER SELECTION
---------------------------------------

RANDAL D. SKALLA HAS BEEN WITH CLARKE LANZEN SKALLA INVESTMENT FIRM, INC. (CLS) SINCE 1989. AS CHIEF INVESTMENT OFFICER AT CLS, INVESTING IS SKALLA'S CRAFT; AND HE DESCRIBES THE NEW CLS ADVISORONE FUNDS AS A VERY SOPHISTICATED TOOL. RANDY BOUGHT HIS FIRST MUTUAL FUND JUST OUT OF HIGH SCHOOL. THE FIDELITY SELECT TECHNOLOGY FUND HE CHOSE WAS UP ABOUT 70% YEAR TO DATE. ATTRACTED BY ITS HIGH VALUE, SKALLA INVESTED IN THE FUND AT ABOUT ITS PEAK. WITHIN A MONTH, THE FUND'S PRICE STEADILY DECLINED IN VALUE, LEAVING RANDY ASKING WHAT HAD HAPPENED, AND WHY.

THOUGH THIS FIRST ATTEMPT AT INVESTING IN THE MARKET DIDN'T PROVIDE HIM THE PAYOFF HE'D HOPED FOR, RANDY WAS INTRIGUED BY INVESTING. THE RESULT WAS ENOUGH TO GIVE HIM THE DETERMINATION TO FIND THE ANSWERS TO HIS QUESTIONS AND BECOME EDUCATED ON AVOIDING THE UNFORTUNATE "BUY HIGH, SELL LOW" STRATEGY. SKALLA GRADUATED FROM BRIGHAM YOUNG UNIVERSITY IN 1986 WITH A BS IN ECONOMICS. IN 1988, HE RECEIVED AN MBA FROM BYU WITH AN EMPHASIS IN FINANCE AND INVESTMENTS.

Although The CLS AdvisorOne Fund family is relatively new, Clarke Lanzen Skalla Investment Firm, Inc. has almost a decade of experience building portfolios out of mutual funds, following disciplined principles of asset allocation. The CLS AdvisorOne Funds was created to help investors expand beyond the boundaries of individual fund companies, allowing them to put those mutual fund companies together in one portfolio. The CLS AdvisorOne Funds gives clients special access to: load funds at the net asset value, institutional funds, funds which have been closed to new investors and funds with $1,000,000 minimums. As the overall portfolio manager, CLS is ultimately responsible for managing the clients' assets. Therefore, manager selection is based primarily on the investment methodology for the AdvisorOne Funds, which rests on three fundamentals: 1) core holdings, 2) asset class rotation, and 3) risk reduction. Through the perspective of those three elements, Randy begins the process of selecting fund managers for the CLS AdvisorOne Funds.

Skalla's role at CLS is to create a portfolio providing clients with diversification and appropriate money management when they buy a single fund. The first part of that process is to find fund managers who can manage these asset classes with the intensity and insight clients expect. CLS monitors those funds, looking for indications to overweight or underweight certain asset classes, but ultimately, it's the responsibility of each fund manager to pinpoint the companies who will produce the most favorable returns. Randy explains, "Our view is of the big picture, selecting among the entire pool of individual fund managers. It is then their job to take a more focussed view and manage within smaller parameters. We put those fund managers together to create a diversified portfolio consisting of some of the best money managers in the business."

                                       8


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CLS looks for fund mangers with, among many traits, a real passion for investing who will stand behind their convictions, not being swayed by the popular opinion of the crowd. Since those in the investment business are bombarded with daily information, it's not uncommon to hear from hundreds of analysts, each with his or her own opinion. Randy acknowledges that sometimes this "Wall Street Crowd" is right, and sometimes they are wrong. Finding fund managers who have faith in their convictions is an important part of Skalla's routine at CLS. He emphasizes, "Asset allocation is the most important decision we will make on behalf of our clients. For this reason, we choose a handful of managers and get to know them very well."

Skalla uses a very analytical style, seeking money managers who dig deep and learn enough about a business to decide how successful it can be. "I begin by looking at the entire fund universe - consisting of more than 8,000 mutual funds. Then, I eliminate managers who are too expensive, inconsistent with their styles, or are not pure to those styles." Remaining potential fund managers are evaluated on performance comparisons to peers, fund capitalization, asset growth, manager tenure and turnover. Among those money managers left in consideration, CLS examines the philosophy, people, and processes to find those who manage with an obvious passion. "Fund companies obviously want to be seen in the best light, but we don't allow our analysis of them to be swayed by their marketing departments. Our investigative work and analysis are what we use to decide whom to trust; and we know what we're looking for."

Another element Randy stresses is the importance of finding managers who are pure and consistent within their chosen styles, not drifting from one asset class to another, just because it begins to look more favorable. "A small cap manager, for instance, needs to stick to small caps, instead of switching to large caps when they look favorable. We already have a specific manager who we feel is an expert on large caps. At the same time, we need our small cap manager to maintain a high level of expertise in small caps. We choose fund managers for just that reason, and we stay with those who continue to demonstrate skill and expertise in their specific asset class. That way, we can rely on our diversity while they stick to their knitting."

Selecting the right money managers, and relying on their skill and devotion is the key to The CLS AdvisorOne Funds' success. Skalla has a great deal of confidence in the money managers CLS selects. He diversifies and helps protect CLS' clients by looking for money managers with consistent returns who also manage risk well during periods of market weakness. "The CLS AdvisorOne Fund families have a great advantage over investing in a single mutual fund. Through our fund manager selection process, we can offer our clients a professionally managed portfolio by the best managers in the business.

                                       9


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                              CLS AdvisorOne Funds


The following information was presented in the form of a pie chart:

Portfolio of Investments
October 31, 1997
(Unaudited)
                          % of Portfolio
                          --------------
Aggressive Growth             33.48%
Aggressive International      10.89%
Blue Chip                      7.06%
Growth                        16.42%
Hybrid                        10.93%
High Yield Bond                3.54%
International Stock           12.25%
Cash                           5.43%



THE AMERIGO FUND
--------------------------------------------------------------------------------
MUTUAL FUNDS (94.5% OF NET ASSETS)

                                                        % OF
                                          SHARES   NET ASSETS             VALUE
AGGRESSIVE GROWTH
Neuberger and Berman Genesis              21,616       12.64%     $  359,906.60
Baron Asset Fund                           4,988        8.12%        231,273.02
Heartland Small Cap Contrarian Fund        9,069        5.25%        149,460.20
Rydex OTC Fund                             5,094        4.14%        117,978.48
Turner Small Cap Fund                      3,810        3.33%         94,759.18

AGGRESSIVE INTERNATIONAL
Federated Int'l Small Company A           15,733        8.12%        231,117.70
SSGA Emerging Markets Fund                 7,554        2.77%         78,715.77

BLUE CHIP
Warburg Pincus Balanced Fund              11,518        5.82%        165,635.51
Rydex Nova Fund                            1,515        1.24%         35,190.43

GROWTH FUNDS
Oakmark Select                            13,413        7.68%        218,759.11
Neuberger and Berman Partners Fund         4,646        5.18%        147,450.52
Fidelity Advisor Growth Opps               2,363        3.56%        101,235.01

HYBRID
Heartland Value and Income Plus Fund      18,074       10.93%        311,050.75

HIGH YIELD BOND
Strong High Yield Bond Fund                8,430        3.54%        100,655.07

INTERNATIONAL STOCK
Janus Overseas Fund                       19,441       12.25%        348,770.23

Total Mutual Funds
(cost $2,674,201)                                                  2,691,958

Other Assets in excess of
Liabilities (5.43% OF NET ASSETS)                                    157,092

TOTAL NET ASSETS                                      100%        $2,849,050


See accompanying notes to financial statements.

                                       10


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                              CLS AdvisorOne Funds


The following information was presented in the form of a pie chart:

Portfolio of Investments
October 31, 1997
(Unaudited)
                          % of Portfolio
                          --------------
Aggressive Growth             19.23%
Aggressive International       1.88%
Blue Chip                     16.22%
Growth                         7.95%
High Yield Bond                9.88%
International Bond             3.99%
International Stock           17.80%
Long-Term Bond                19.82
Cash                           3.23%



THE CLERMONT FUND
--------------------------------------------------------------------------------
MUTUAL FUNDS (96.6% OF NET ASSTETS)
                                                       % OF
                                         SHARES    NET ASSETS            VALUE
AGGRESSIVE GROWTH
Third Avenue Value                        8,314       11.69%     $  265,546.19
Baron Growth and Income                   7,057        7.54%        171,215.51

AGGRESSIVE INTERNATIONAL
Oakmark Int'l Small Cap                   3,848        1.88%         42,793.07

BLUE CHIP
Invesco Total Return                      6,922        8.73%        198,246.34
Rydex Nova Fund                           3,863        3.95%         89,737.05
Montgomery Asset Allocation               3,734        3.54%         80,431.29

GROWTH
Oakmark Fund                              4,461        7.95%        180,498.49

HIGH YIELD BOND
Fidelity Advisor High Yield              17,643        9.88%        224,422.09

INTERNATIONAL BOND
Strong Short Term Global Income           8,616        3.99%         90,723.34

INTERNATIONAL STOCK
Tweedy Browne Global Value               18,144       13.81%        313,519.35
Brinson Global Equity                     7,314        3.99%         90,694.21

LONG-TERM BOND
Berwyn Income                            24,933       14.88%        337,842.43
Strong Corporate Bond                    10,123        4.94%        112,167.85

Total Mutual Funds
 (cost $2,211,347)                                                2,197,837

Other Assets in Excess
of Liabilities (3.23% OF NET ASSETS)                                 76,499

TOTAL NET ASSETS                                     100%        $2,274,336


See accompanying notes to financial statements.

                                       11


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                             CLS AdvisorOne Funds.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                October 31, 1997
                                  (Unaudited)

                                            The Amerigo Fund  The Clermont Fund
ASSETS:

Investments, at market value (cost
$2,674,201 and $2,211,347, respectively)   $    2,691,958 $      2,197,837
Cash                                              163,149           81,784
Receivable from advisor                            16,483           16,529
Unamortized organization costs                     49,208           49,208
Total Assets                                    2,920,798        2,345,358

LIABILITIES:

Payable for capital stock redeemed                    ---              110
Management fees payable                             5,382            4,533
Payable to investment advisor
(Organization costs)                               52,132           52,132
Other accrued liabilities                          14,234           14,247
Total Liabilities                                  71,748           71,022

Net Assets                                      2,849,050        2,274,336

COMPONENTS OF NET ASSETS:

Capital                                         2,879,465        2,302,400
Accumulated net investment income (loss)           (3,063)           2,968
Accumulated net realized losses                   (45,109)         (17,522)
Net unrealized appreciation
(depreciation) of investments                      17,757          (13,510)
Total Net Assets                                2,849,050        2,274,336

Capital Stock Outstanding                         283,093          227,807

Net Asset Value -- Offering and
Redemption Price per Share                          10.06             9.98


See accompanying notes to financial statements.

                                       12


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                             CLS AdvisorOne Funds.

                            STATEMENTS OF OPERATIONS
          For the Period from July 14, 1997* through October 31, 1997
                                  (Unaudited)

                                          The Amerigo Fund   The Clermont Fund
INVESTMENT INCOME:

Dividends                                  $     2,993      $     8,143
Total Investment Income                          2,993            8,143

FUND EXPENSES:

Investment advisory fees                         5,382            4,533
Custodian fees                                   2,231            2,231
Amortization of organization expense             2,924            2,924
Transfer agent fees                              4,025            4,025
Fund accounting fees                             5,154            5,154
Administrative fees                              7,729            7,729
Other expenses                                     574              574
Total expenses                                  28,019           27,170

Reimbursement of expenses by adviser           (21,963)         (21,995)

Net Expenses                                     6,056            5,175

Net investment income (loss)                    (3,063)           2,968

REALIZED AND UNREALIZED GAINS
(LOSSES) FROM INVESTMENTS

Net realized losses from
investment transactions                        (45,109)         (17,522)
Net increase (decrease) in unrealized
appreciation of investments                     17,757          (13,510)
Net realized and unrealized
losses from investments                        (27,352)         (31,032)


Net Decrease in Net Assets
Resulting from Operations                      (30,415)         (28,064)



* Date of commencement of operations

See accompanying notes to financial statements.

                                       13


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                             CLS AdvisorOne Funds.

                      STATEMENTS OF CHANGES IN NET ASSETS
          For the Period from July 14, 1997* through October 31, 1997
                                  (Unaudited)


INCREASE (DECREASE) IN NET ASSETS:
                                           The Amerigo Fund   The Clermont Fund
OPERATIONS:

Net investment income (loss)                $    (3,063)      $    2,968
Net realized losses from
investment transactions                         (45,109)         (17,522)
Net increase (decrease) in unrealized
appreciation of investments                      17,757          (13,510)
Net Decrease in Net Assets
Resulting from Operations                       (30,415)         (28,064)


CAPITAL TRANSACTIONS:

Proceeds from shares subscribed               2,871,150        2,272,413
Cost of shares redeemed                         (41,685)         (20,013)
Net Increase in Net Assets
Resulting from Capital Transactions           2,829,465        2,252,400
Total Increase In Net Assets                  2,799,050        2,224,336
Net Assets - Beginning of Period                 50,000           50,000
Net Assets - End of Period                    2,849,050        2,274,336

SHARE TRANSACTIONS:

Subscribed                                      282,217          224,779
Redeemed                                         (4,124)          (1,972)

Net Increase in Shares Outstanding              278,093          222,807


* Date of commencement of operations

See accompanying notes to financial statements.

                                       14


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                             CLS AdvisorOne Funds.

                              FINANCIAL HIGHLIGHTS
          For the Period from July 14, 1997* through October 31, 1997
                                  (Unaudited)

                                           The Amerigo Fund   The Clermont Fund

Net Asset Value -
Beginning of Period                         $       10.00      $       10.00

Investment Operations:
Net investment income (loss)                        (0.01)              0.01
Net realized and unrealized gains
(losses) from investments                            0.07              (0.03)
Total                                                0.06              (0.02)

Net Asset Value - End of Period             $       10.06      $        9.98

Total Return                                      0.60%(1)          -0.20%(1)

Ratios/Supplemental Data:

Net assets, end of period                   $   2,849,050      $   2,274,336
Ratio of expenses to average net assets           1.15%(2)           1.15%(2)
Ratio of net investment income (loss) to
average net assets                               -0.58%(2)           0.66%(2)
Ratio of expenses to average net assets,
before voluntary fee reductions                   5.32%(2)           6.05%(2)
Ratio of net investment income (loss) to
average net assets before voluntary
fee reductions                                   -4.75%(2)          -4.24%(2)
Portfolio turnover rate                           7.03%(1)           3.59%(1)
Average commission rate paid                          ---                ---

--------------------------------------------------------------------------------
(1) Not annualized.

(2) Annualized.


* Date of commencement of operations

See accompanying notes to financial statements.

                                       15


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                                       16

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                              CLS AdvisorOne Funds

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1997
                                   (Unaudited)

The CLS AdvisorOne Funds (the "Trust") was organized as a Massachusetts business trust on March 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of The Amerigo Fund and The Clermont Fund (individually, a "Fund"; collectively, the "Funds") which are two separate diversified, no-load series with different investment objectives. Each Fund commenced operations July 14, 1997. Prior to the commencement of operations, the Trust had no operations other than incurring organizational expenses and the sale of initial shares of beneficial interest. The Amerigo Fund's investment objective is capital appreciation and long-term growth of capital without regard to current income. The Clermont Fund's investment objective is growth of capital and a reasonable level of current income.

1. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.
SECURITY VALUATION: Each Fund seeks to achieve its investment objective by investing in a portfolio of open-end or closed-end investment companies (the "underlying funds"). Underlying funds are valued at their respective net asset values as reported by such investment companies under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market values (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established by the board of directors of the underlying funds. Other assets of each Fund are valued at their current market value if quotations are readily available. Otherwise, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees.
The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount on shares of any closed-end investment company purchased by a Fund will decrease. Similarly, there can be no assurance that the market premium on shares of any closed-end investment company purchased by a Fund will not decrease.
FOREIGN SECURITIES: An underlying fund may invest its assets in securities of foreign issuers. Investment in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include political and economic developments, including the possible expropriation of assets, confiscatory taxation, imposition of exchange controls or other foreign governmental laws and restrictions. In addition, there may be less publicly available information about foreign issuers than is available about domestic issuers, and the value of the underlying funds' foreign securities may be adversely affected by fluctuations in exchange rates between foreign currencies and the U.S. dollar. Interest and dividend income from foreign sources received by an underlying fund may be subject to foreign taxes. FOREIGN CURRENCY TRANSLATION: The accounting records of the Funds and those of the underlying funds are maintained in U.S. dollars. Assets and liabilities of the underlying funds denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments of the underlying funds are translated into U.S. dollars at the exchange rate prevailing on the dates of the transactions. The Funds do not separately disclose that portion of realized gains or losses and unrealized appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates.
LOANS OF PORTFOLIO SECURITIES: A Fund or an underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the loaned securities; (2) the Fund or the underlying fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund or the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund or the underlying fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. As of October 31, 1997, the Funds had no outstanding loans of securities.
REPURCHASE AGREEMENTS: Repurchase agreements are transactions in which the Funds purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Funds may invest in repurchase agreements with institutions believed by Clarke Lanzen Skalla Investment Firm, Inc. to present minimum credit risk. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a counterparty

                             CLS AdvisorOne Funds

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1997
                                   (Unaudited)


default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.
SECURITY TRANSACTIONS: The Funds record purchases of investments one business day after trade date and sales of investments on the trade date. The Funds calculate realized gains and losses from sales of investments on the first-in first-out basis. The Funds recognize interest income on the accrual basis and record dividend income on the ex-dividend date.
DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-dividend date. On a quarterly basis, the Funds declare and pay dividends from net investment income, if any. On an annual basis, the Funds declare and pay net capital gain dividends, if any. Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to expiring capital losses carried forward and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.
FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company by complying with provisions of the Internal Revenue Code available to investment companies. Each Fund will distribute its taxable income to its shareholders sufficient to relieve it from all Federal income taxes and excise taxes. Therefore, neither Fund recognized a provision for Federal income taxes or excise taxes for the period ended October 31, 1997.

2. INVESTMENT ADVISORY FEES: Each Fund has retained Clarke Lanzen Skalla Investment Firm, Inc. (the "Manager") as investment advisor pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions. Certain officers and directors of the Fund are also officers and directors of the Manager. The Manager earns an annual fee from each Fund at the rate of 1.00% of each Fund's average daily net assets. The Manager presently intends to waive management fees or reimburse each Fund through an expense reimbursement to the extent necessary to keep total expenses of each Fund at or below 1.15% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. Pursuant to such intentions, the Manager reimbursed The Amerigo Fund and The Clermont Fund $21,963 and $21,995, respectively, for the period from July 14, 1997 (commencement of operations) through October 31, 1997.

3. INVESTMENT TRANSACTIONS: For the period from July 14, 1997 (commencement of operations) through October 31, 1997, purchases and sales of portfolio securities (excluding short-term securities) were as follows:

                             The Amerigo Fund           The Clermont Fund
     Purchases                  $2,907,295                  $187,986
     Sales                      $2,308,218                  $ 79,348

Cost of investments for financial reporting purposes may differ from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of the amount of losses recognized for Federal income tax reporting purposes. As of October 31, 1997, the gross unrealized appreciation and depreciation of investments and the aggregate cost basis of investments for Federal income tax purposes was as follows:

                                      The Amerigo Fund        The Clermont Fund
     Gross unrealized appreciation        $51,243                 $10,458
     Gross unrealized depreciation        (33,486)                (23,969)
                                          --------                --------
     Net unrealized appreciation
       (depreciation) of investments      $17,757                ($13,510)
                                          --------                --------
     Aggregate cost basis              $2,674,201              $2,211,347


4. SHARES OF BENEFICIAL INTEREST: The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest ("shares") in each of the Trust's existing Funds and to create additional Funds. Each Fund issues its own series of shares. All shares have a par value of $0.10 per share, are fully-paid, non-assessable and fully-transferable when issued. All shares are issued as full or fractional shares. A fraction of a share has the same rights and privileges as a full share. Each full or fractional share has a proportionate vote. On issues affecting the Trust as a whole, all shares of the Trust vote together as one series. On issues affecting a particular Fund, only its shares vote as a separate series.

                              CLS AdvisorOne Funds


                 The Amerigo Fund      o      The Clermont Fund

                                 1-800-635-3427




            For current net asset value prices of the CLS AdvisorOne
                           Funds, call 1-800-808-3829.


[LOGO] CLS AdvisorOne Funds

     This report is authorized for use when preceded or accompanied by a prospectus for the CLS AdvisorOne Funds. Read it carefully before investing. Past performance is not a guarantee of future results. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and subject to change. CLS AdvisorOne Funds, Omaha, NE 68154.





                   Clarke Lanzen Skalla Investment Firm, Inc.
                   ------------------------------------------
                             14747 California Street
                                 Omaha, NE 68154
                                 1-800-635-342





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          The CLS AdvisorOne Funds SEMIANNUAL REPORT, OCTOBER 31, 1997